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                                 EXHIBIT h.(ii)

              Form of Amendment Number 5 to Share Purchase Agreement
Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company

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                              AMENDMENT NUMBER 5 TO
                            SHARE PURCHASE AGREEMENT

     Pursuant to the Share Purchase Agreement between Hartford Life Insurance Company and Hartford Series Fund, Inc. dated May 29, 1998, as amended (the "Agreement"), Hartford Growth HLS Fund is hereby included as an additional Fund. All provisions in the Agreement shall also apply to the Hartford Growth HLS Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed on the ____ day of ______, 2001.

                       HARTFORD LIFE INSURANCE COMPANY



                       By: _______________________________
                              Peter W. Cummins
                              Senior Vice President

                       HARTFORD SERIES FUND, INC.
                       on behalf of:
                       Hartford Growth HLS Fund


                       By: _______________________________
                              David M. Znamierowski
                              President

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                              AMENDMENT NUMBER 5 TO
                            SHARE PURCHASE AGREEMENT

         Pursuant to the Share Purchase Agreement between Hartford Life and Annuity Insurance Company and Hartford Series Fund, Inc. dated May 29, 1998, as amended (the "Agreement"), Hartford Growth HLS Fund is hereby included as an additional Fund. All provisions in the Agreement shall also apply to the Hartford Growth HLS Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed on the ____ day of ______, 2001.

                              HARTFORD LIFE AND ANNUITY INSURANCE COMPANY


                              By: _____________________________
                                      Peter W. Cummins

                              Senior Vice President

                              HARTFORD SERIES FUND, INC.
                              on behalf of:
                              Hartford Growth HLS Fund


                              By:  _____________________________
                                      David M. Znamierowski
                                      President